Investor Presentation First Quarter 2026 Results

Forward-Looking Statements and Other Matters This presentation includes forward-looking statements within the meaning of the “Safe-Harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements related to our expectations regarding the performance of our business, liquidity and capital ratios, and other non-historical statements, including statements in the “2026 Outlook” section of this presentation. Words or phrases such as “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” “strategy,” or similar expressions are intended to identify these forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements. These statements are necessarily subject to risk and uncertainty and actual results could differ materially from those anticipated due to various factors, including those set forth from time to time in the documents filed or furnished by Banc of California, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”). The Company undertakes no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made, except as required by law. Factors that could cause actual results to differ materially from the results anticipated or projected include, but are not l imited to: (i) changes in general economic conditions, either nationally or in our market areas, including the impact of tariffs, supply chain disruptions, and the risk of recession or an economic downturn; (ii) changes in the interest rate environment, including the recent and potential future changes in the FRB benchmark rate, which could adversely affect our revenue and expenses, the value of assets and obligations, the realization of deferred tax assets, the availability and cost of capital and liquidity, and the impacts of continuing or renewed inflation; (iii) the credit risks of lending activities, which may be affected by deterioration in real estate markets and the financial condition of borrowers, and the operational risk of lending activities, including the effectiveness of our underwriting practices and the risk of fraud, any of which may lead to increased loan delinquencies, losses, and non-performing assets, and may result in our allowance for credit losses not being adequate; (iv) fluctuations in the demand for loans, and fluctuations in commercial and residential real estate values in our market area; (v) the quality and composition of our securities portfolio; (vi) our ability to develop and maintain a strong core deposit base, including among our venture banking clients, or other low cost funding sources necessary to fund our activities particularly in a rising or high interest rate environment; (vii) the rapid withdrawal of a significant amount of demand deposits over a short period of time; (viii) the costs and effects of litigation; (ix) risks related to the Company’s acquisitions, including disruption to current plans and operations; difficulties in customer and employee retention; fees, expenses and charges related to these transactions being significantly higher than anticipated; and our inability to achieve expected revenues, cost savings, synergies, and other benefits; (x) results of examinations by regulatory authorities of the Company and the possibility that any such regulatory authority may, among other things, limit our business activities, restrict our ability to invest in certain assets, refrain from issuing an approval or non-objection to certain capital or other actions, increase our allowance for credit losses, result in write-downs of asset values, restrict our ability or that of our bank subsidiary to pay dividends, or impose fines, penalties or sanctions; (xi) legislative or regulatory changes that adversely affect our business, including changes in tax laws and policies, accounting policies and practices, privacy laws, and regulatory capital or other rules; (xii) the risk that our enterprise risk management framework may not be effective in mitigating risk and reducing the potential for losses; (xiii) errors in estimates of the fair values of certain of our assets and liabilities, as well as the value of collateral supporting our loans, which may result in significant changes in valuation or recoveries; (xiv) failures or security breaches with respect to the network, applications, vendors and computer systems on which we depend, including due to cybersecurity threats; (xv) our ability to attract and retain key members of our senior management team; (xvi) the effects of climate change, severe weather events, natural disasters such as earthquakes and wildfires, pandemics, epidemics and other public health crises, military activity (including the ongoing Iran War) or acts of terrorism, and other external events on our business; (xvii) the impact of bank failures or other adverse developments at other banks on general depositor and investor sentiment regarding the stability and liquidity of banks; (xviii) the possibility that our recorded goodwill could become impaired, which may have an adverse impact on our earnings and capital; (xix) our existing indebtedness, together with any future incurrence of additional indebtedness, could adversely affect our ability to raise additional capital and to meet our debt obligations; (xx) changes in market conditions or strategic balance sheet actions, which may result in realized losses on investment securities or other assets; and (xxi) other economic, competitive, governmental, regulatory, and technological factors affecting our operations, pricing, products and services and the other risks described in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and from time to time in other documents that we file with or furnish to the SEC. Included in this presentation are certain non-GAAP financial measures, such as tangible assets, tangible common equity ratio, tangible book value per common share, adjusted net earnings, adjusted earnings per share, return on average tangible common equity, adjusted return on average tangible common equity, pre-tax pre-provision income, adjusted noninterest expense, adjusted noninterest expense to average assets, efficiency ratio, adjusted efficiency ratio, core deposits, core loans, economic coverage ratio, and adjusted ACL ratio, designed to complement the financial information presented in accordance with U.S. GAAP because management believes such measures are useful to investors. These non-GAAP financial measures should be considered only as supplemental to, and not superior to, financial measures provided in accordance with GAAP. Please refer to the “Non-GAAP Financial Information” and “Non-GAAP Reconciliation” sections of the appendix of this presentation for additional detail including reconciliations of non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP. Because GAAP financial measures on a forward-looking basis are not accessible, and reconciling information is not available without unreasonable effort, we have not provided reconciliations for forward-looking non-GAAP financial measures, including ROTCE future state targets. For the same reasons, we are unable to address the probable significance of the unavailable information, which could be material to future results. First Quarter 2026 Earnings | 2

Banc of California: Who We Are

- **We are a premier, relationship-focused, full-service business bank**
- Largest independent bank headquartered in Los Angeles
- National presence through 79 retail branches in California, Colorado and North Carolina and specialty businesses
- Big-bank expertise and capabilities, with the tailored solutions and personal service of a community bank

High Quality California Footprint



Fresno
Tulare
Monterey
Kings
San Luis Obispo
Kern
Santa Barbara
Ventura
Los Angeles
San Bernardino
Orange
San Diego
HQ (Los Angeles)
Branches
LARGEST INDEPENDENT BANK HEADQUARTERED IN LOS ANGELES
THIRD LARGEST BANK HEADQUARTERED IN CALIFORNIA[1]

National Presence & Broad Capabilities

- **Community Banking**
- **Treasury Management**
- **Payment Solutions**
- **Specialty Businesses**
  - Venture Banking
    - Fund Finance
    - Technology
    - Life Sciences
  - Lender & Specialty Finance
- **Specialty Businesses (cont'd)**
  - Warehouse Lending
  - HOA
  - Media & Entertainment
  - SBA



Menlo Park
Santa Barbara
Los Angeles
Orange County
San Diego
Phoenix
Denver
Austin
Chicago
Atlanta
Durham
Chevy Chase
New York
Boston
Specialty Bank Office
Community Banking Branches

1. Ranked by assets.

BANC OF CALIFORNIA
First Quarter 2026 Earnings | 3

Financial Highlights

Diluted EPS of $0.39, up 50% YoY, reflects positive operating leverage and strong core earnings drivers

EPS

Diluted EPS: $0.39,+50% YoY

NIM

NIM of 3.24% +4 bps QoQ; cost of deposits of 1.78% -11 bps QoQ

Loans

Production[2] of $2.1B in 1Q26

Average total loans +4% annualized

Deposits

Avg. NIB deposits +4% annualized; Avg. NIB / Avg. Deposits of ~29%

Operating Leverage

PTPP[1]: +28%, revenues +8%, expenses -1% YoY

Strong Balance Sheet

ACL ratio stable at 1.12%

Primary + Secondary liquidity of $14.2B

Shareholder Value

Repurchased 1.7mm shares in 1Q26 at average price of $18.68/share

Capital

CET 1: 10.18%

TBVPS[1]: $17.77, +10% YoY

				Change	
	1Q26	4Q25	1Q25	QoQ Δ	YoY Δ
Operating results					
PTPP[1]	$105.6mm	$112.3mm	$82.4mm	-6%	28%
Diluted EPS	$0.39	$0.42	$0.26	-$0.03	$0.13
ROAA	0.86%	0.91%	0.65%	-5 bps	21 bps
ROATCE[1]	9.91%	10.75%	7.56%	-84 bps	235 bps
NIM	3.24%	3.20%	3.08%	4 bps	16 bps
Adj. efficiency ratio[1]	57.49%	55.58%	62.43%	191 bps	-494 bps
Capital					
TBVPS[1]	$17.77	$17.51	$16.12	$0.26	$1.65
CET 1 capital ratio	10.18%	10.01%	10.45%	17 bps	-27 bps
Credit					
ACL ratio	1.12%	1.12%	1.10%	0 bps	2 bps

1. Denotes a non-GAAP financial measure; see "Non-GAAP Reconciliation" slides in Appendix.
2. Production includes new loan production and disbursements.

BANC OF CALIFORNIA

First Quarter 2026 Earnings | 4

ROAA(2) Diluted EPS(2)PTPP(1) Delivering consistent, sustainable results in key performance metrics ROATCE(1)(2) 1. Denotes a non-GAAP financial measure, see “Non-GAAP Reconciliation” slides in Appendix. 2. Diluted EPS, ROAA, and ROATCE for 2Q25 are adjusted figures and denote non-GAAP financial measures; see “Non-GAAP Reconciliation” slides in Appendix. TBVPS(1) Net Interest Margin $0.26 $0.31 $0.38 $0.42 $0.39 1Q25 2Q25 3Q25 4Q25 1Q26 $82.4mm $87.0mm $102.0mm $112.3mm $105.6mm 1Q25 2Q25 3Q25 4Q25 1Q26 1Q25 2Q25 3Q25 4Q25 1Q26 0.65% 0.69% 0.82% 0.91% 0.86% 1Q25 2Q25 3Q25 4Q25 1Q26 7.56% 8.34% 9.87% 10.75% 9.91% $16.12 $16.46 $16.99 $17.51 $17.77 1Q25 2Q25 3Q25 4Q25 1Q26 3.08% 3.10% 3.22% 3.20% 3.24% 1Q25 2Q25 3Q25 4Q25 1Q26 28% 50%10% 16 bps 21 bps 235 bps Financial Highlights First Quarter 2026 Earnings | 5

Income Statement

PTPP[1] growth of 28% YoY reflects continued NIM expansion and expense discipline

($ in millions)	1Q26	4Q25	1Q25
Total interest income	$407.4	$416.9	$406.7
Total interest expense	155.8	165.6	174.3
Net interest income	**251.6**	**251.4**	**232.4**
Total noninterest income	35.3	41.6	33.7
Total revenue	**286.9**	**292.9**	**266.0**
Operating expense	181.4	180.6	183.7
Total noninterest expense	**181.4**	**180.6**	**183.7**
PTPP income[1]	**105.6**	**112.3**	**82.4**
Provision for credit losses	9.8	12.5	9.3
Earnings before income taxes	**95.8**	**99.8**	**73.1**
Income tax expense	23.8	22.4	19.5
Net earnings	**72.0**	**77.4**	**53.6**
Preferred stock dividends	9.9	9.9	9.9
Net earnings available to common and equivalent stockholders	**$62.0**	**$67.4**	**$43.6**

Key Income Statement Metrics	1Q26	4Q25	1Q25
Diluted EPS	$0.39	$0.42	$0.26
ROAA	0.86%	0.91%	0.65%
ROATCE[1]	9.91%	10.75%	7.56%
Net interest margin	3.24%	3.20%	3.08%
NIE / average assets	2.16%	2.12%	2.24%
Adj. NIE / average assets[1]	1.88%	1.83%	1.90%
Efficiency ratio[1]	61.00%	59.35%	66.35%
Adj. efficiency ratio[1]	57.49%	55.58%	62.43%
Avg. yield on loans and leases	5.74%	5.83%	5.90%
Avg. yield on interest-earning assets	5.25%	5.31%	5.39%
Avg. total cost of funds	2.10%	2.20%	2.42%
Avg. total cost of deposits	1.78%	1.89%	2.12%

1. Denotes a non-GAAP financial measure; see "Non-GAAP Reconciliation" slides in Appendix.

BANC OF CALIFORNIA

First Quarter 2026 Earnings | 6

Balance Sheet
Strong balance sheet with healthy capital and liquidity

($ in millions)	1Q26	4Q25	1Q25
Cash and cash equivalents	$2,217	$2,308	$2,344
Investment securities	5,140	4,923	4,801
Loans held for sale	259	183	26
Loans and leases HFI	24,780	25,033	24,127
Allowance for loan and lease losses	(242)	(246)	(235)
Goodwill and intangibles	314	320	340
Deferred tax asset, net	653	657	702
Other assets	1,602	1,620	1,675
Total assets	**$34,724**	**$34,797**	**$33,780**
Noninterest-bearing deposits	$7,798	$7,823	$7,594
Interest-bearing deposits	19,525	20,021	19,599
Total deposits	**27,322**	**27,843**	**27,193**
Borrowings	2,551	2,064	1,671
Subordinated debt	954	953	945
Other liabilities	343	396	449
Total liabilities excluding deposits	**3,849**	**3,413**	**3,065**
Total stockholders' equity	**3,553**	**3,541**	**3,522**
Total liabilities and stockholders' equity	**$34,724**	**$34,797**	**$33,780**

Key Balance Sheet Metrics	1Q26	4Q25	1Q25
Average interest-earning assets	$31,471	$31,169	$30,611
CET 1 ratio	10.18%	10.01%	10.45%
Tangible common equity ratio(1)	7.97%	7.90%	8.02%
Tangible book value per share(1)	$17.77	$17.51	$16.12
Cash / assets	6.4%	6.6%	6.9%
Cash + securities / assets	21.2%	20.8%	21.2%
Loans / deposits	91.6%	90.6%	88.8%
Noninterest-bearing deposits / total deposits	28.5%	28.1%	27.9%
Deposits / total funding(2)	91.5%	93.1%	94.2%
Total brokered deposits / total funding(2)	9.3%	9.7%	9.2%
ACL ratio	1.12%	1.12%	1.10%

1. Denotes a non-GAAP financial measure; see "Non-GAAP Reconciliation" slides in Appendix.
2. Total funding defined as total deposits plus borrowings.

BANC OF CALIFORNIA

First Quarter 2026 Earnings | 7

Net Interest Income and Net Interest Margin
Net interest income supported by ongoing net interest margin expansion

HIGHLIGHTS

- NII of $251.6mm up 8% YoY due to improved funding costs
- Deposit costs declined QoQ reflecting impact of rate cuts and decline in higher-cost deposit balances, including retail CDs
- Loan interest income decreased QoQ driven by impact of rate cuts on variable rate loans and late 1Q26 timing of loan production
- Securities income increased QoQ driven by special dividend received on FHLB stock of $1.3mm and purchase of higher yielding securities

Net Interest Income (NII) ($mm) and Net Interest Margin (NIM) (%)



3.08%
3.10%
3.22%
3.20%
3.24%
$232.4
$240.2
$253.4
$251.4
$251.6
1Q25
2Q25
3Q25
4Q25
1Q26

Impact to NII ($mm) from cumulative change in yields, rates and mix



$251.4
+$9.7
+$2.3
+$0.1
-$2.5
-$9.3
$251.6
4Q25
Deposits
Securities
Borrowings
Cash / Other EA
Loans
1Q26

BANC OF CALIFORNIA

First Quarter 2026 Earnings | 8

Noninterest income in line with normal run-rate ($ in millions) 1Q26 4Q25 1Q25 Leased Equipment Income $8.5 $16.4 $10.8 Commissions and Fees 11.0 9.5 10.0 Service Charges on Deposits 5.0 5.0 4.5 Dividends & Gains (Losses) on Equity Investments 2.0 3.5 2.3 Other Income (1) 8.8 7.1 6.0 Total Noninterest Income $35.3 $41.6 $33.7 Noninterest Income First Quarter 2026 Earnings | 9 HIGHLIGHTS ❖Noninterest income of $35.3mm relatively flat QoQ excluding ~$6mm lease residual gain in 4Q25 ❖Commissions and fees income increased $1.5mm vs. 4Q25, driven by increased FX fees ❖Other income increased due to $1.4mm gain from partial credit-linked-note extinguishment ❖Noninterest income normal run-rate of $11mm- $12mm per month 1. Other income includes revenue from BOLI, warrants, credit-linked note related income, and other miscellaneous income.

Noninterest Expense
Noninterest expenses remain well-controlled

($ in millions)	1Q26	4Q25	1Q25
Compensation	$91.1	$85.9	$86.4
Occupancy	14.9	14.7	15.0
IT and data processing	14.3	13.8	15.1
Professional services	4.2	6.8	4.5
Insurance and assessments	6.8	7.1	7.3
Intangible asset amortization	6.3	6.8	7.2
Leased equipment depreciation	5.3	6.2	6.7
Loan expense	4.3	4.4	2.9
Other expense	10.4	10.2	10.7
Customer related expense	23.7	24.9	27.8
Total noninterest expense	**$181.4**	**$180.6**	**$183.7**
Adjusted noninterest expense[(1)]	**$157.7**	**$155.8**	**$155.9**

HIGHLIGHTS

- Compensation expense increased QoQ largely due to seasonal resets of payroll taxes and benefits
- Professional services expense declined QoQ due to lower vendor costs and timing of project spend
- Customer related expenses declined in 1Q26 due to 4Q25 rate cuts partially offset by increase in HOA deposit balances

Adjusted Noninterest Expense[(1)] / Average Assets Ratio



2.24%
2.21%
2.18%
2.12%
2.16%
1.90%
1.89%
1.87%
1.83%
1.88%
1Q25
2Q25
3Q25
4Q25
1Q26
Noninterest Expense / Average Assets Ratio
Adjusted Noninterest Expense(1)/ Average Assets Ratio

Adjusted Efficiency Ratio[(1)]



66.35%
65.50%
62.05%
59.35%
61.00%
62.43%
61.77%
58.24%
55.58%
57.49%
1Q25
2Q25
3Q25
4Q25
1Q26
Efficiency Ratio(2)
Adjusted Efficiency Ratio(1)

1. Excludes customer related expense. Denotes a non-GAAP financial measure, see "Non-GAAP Reconciliation" slides in Appendix.
2. Denotes a non-GAAP financial measure, see "Non-GAAP Reconciliation" slides in Appendix.

BANC OF CALIFORNIA

First Quarter 2026 Earnings | 10

Deposits
Average NIB growth and deposit repricing continue to improve funding costs

HIGHLIGHTS

- Cost of deposits down QoQ due to deposit repricing and decline in higher-cost deposit balances, including retail CDs
- Average NIB growth of 4% annualized driven by 2.5% increase in average existing account balances
- Achieved interest-bearing deposit beta of 57% in 1Q26



Average Fed Funds Rate
Average Total Cost of Deposits
4.33%
4.33%
4.30%
3.90%
3.64%
2.12%
2.13%
2.08%
1.89%
1.78%
9%
7%
27%
29%
28%
9%
8%
27%
29%
27%
9%
8%
26%
29%
28%
8%
9%
25%
30%
28%
8%
9%
24%
30%
29%
1Q25
2Q25
3Q25
4Q25
1Q26
Non-Brokered CDs
Money Market & Savings
Noninterest-bearing Checking
Brokered CDs
Interest-bearing Checking

($ in millions)	1Q26	4Q25	1Q25
Noninterest-bearing Checking	$7,798	$7,823	$7,594
Checking	8,178	8,509	7,747
MMDA	4,643	4,918	5,368
Savings	1,991	1,906	1,999
CDs	4,712	4,687	4,485
Total Deposits	**$27,322**	**$27,843**	**$27,193**
Less: Brokered CDs	2,562	2,433	1,995
Less: Brokered Non-maturity Deposits(1)	226	480	667
Core Deposits(2)	**$24,534**	**$24,930**	**$24,531**
Average Noninterest-bearing Checking	7,890	7,809	7,715
Average NIB Checking / Average Deposits	28.9%	28.7%	28.7%
NIB Deposits with ECR(3)	5,041	4,924	4,704

Deposits By Line of Business ($mm)	1Q26 Balance	1Q26 Cost	4Q25 Balance	4Q25 Cost
Community Banking	$13,823	1.51%	$14,155	1.62%
Venture	6,272	2.22%	6,498	2.43%
Specialty Banking (includes HOA)(4)	3,970	0.70%	4,056	0.82%
Corporate and Other Institutional(5)	3,258	3.56%	3,135	3.84%
Total Deposits	**$27,322**	**1.78%**	**$27,843**	**1.89%**

BANC OF CALIFORNIA

1. Brokered non-maturity deposits consist of brokered sweep accounts included in Checking and MMDA.
2. Denotes a non-GAAP financial measure, see "Non-GAAP Reconciliation" slides in Appendix.
3. Represents all NIB deposit balances with ECR including through cash rebates and/or fee offsets.
4. Costs do not include ECR expenses related to HOA deposits.
5. Includes brokered CDs.

First Quarter 2026 Earnings | 11

650 1,288 1,889 2,390 2,929 3,569 4,031 4,845 5,393 $107.3 1Q24 $257.8 2Q24 $382.6 3Q24 $439.2 4Q24 $537.8 1Q25 $643.2 2Q25 $746.8 3Q25 $965.2 4Q25 $1,113.5 1Q26 Cumulative New NIB Business Deposits Accounts Cumulative New NIB Business Deposits ($ millions) Steady growth in new NIB business deposit relationships and balances(1) 1. Includes new NIB deposits from relationships opened over the last two years from the quarter referenced. NIB Deposit Growth First Quarter 2026 Earnings | 12

Loan Portfolio

Balanced loan portfolio with healthy rates despite declining rate environment

Loan Segment ($ in millions)	1Q26	4Q25	Total Variance	% of Total Loans 1Q26	Wtd. Avg. Rate 1Q26	NPL % 1Q26	DQ % 1Q26	1Q26 ACL	1Q26 Coverage Ratio	4Q25 ACL	4Q25 Coverage Ratio
Multifamily	$5,955	$6,089	($134)	24.0%	4.2%	0.22%	0.59%	$35	0.59%	$40	0.66%
Other CRE	3,444	3,648	(204)	13.9%	5.3%	1.40%	1.03%	88	2.55%	91	2.48%
Real Estate Construction	1,892	1,948	(55)	7.6%	5.9%	0.00%	9.17%	19	0.99%	18	0.90%
Residential / Consumer	3,529	3,403	126	14.2%	4.6%	1.15%	1.90%	8	0.22%	6	0.16%
C&I	1,886	1,854	32	7.6%	6.3%	0.06%	0.07%	27	1.41%	26	1.42%
Warehouse	1,805	2,100	(295)	7.3%	6.7%	0.00%	0.00%	3	0.16%	4	0.17%
Venture Lending[1]	965	902	63	3.9%	7.0%	2.99%	0.06%	74	7.71%	72	8.02%
Fund Finance	1,358	1,320	37	5.5%	6.5%	0.00%	0.00%	0	0.03%	1	0.05%
SBA	730	743	(13)	2.9%	6.9%	5.45%	2.28%	5	0.68%	5	0.71%
Lender Finance	1,865	1,602	263	7.5%	6.9%	0.00%	0.00%	6	0.34%	6	0.37%
Equipment Lending	666	675	(8)	2.7%	6.0%	0.00%	0.08%	1	0.21%	2	0.26%
Core Loan Portfolio	**$24,095**	**$24,284**	**($189)**	**97.2%**	**5.5%**	**0.71%**	**1.37%**	**$266**	**1.10%**	**$270**	**1.11%**
Premium Finance	$408	$448	($40)	1.6%	3.3%	0.00%	0.00%	$0	0.07%	$0	0.07%
Student	250	262	(12)	1.0%	4.3%	0.39%	1.05%	10	4.02%	11	4.05%
Civic	27	39	(12)	0.1%	7.2%	47.54%	43.86%	0	0.05%	0	0.10%
Discontinued Areas	**$685**	**$749**	**($63)**	**2.8%**	**3.8%**	**2.04%**	**2.13%**	**$10**	**1.51%**	**$11**	**1.46%**
Total Loans and Leases HFI	**$24,780**	**$25,033**	**($252)**	**100.0%**	**5.4%**	**0.75%**	**1.39%**	**$277**	**1.12%**	**$281**	**1.12%**
Loans Held for Sale (HFS)	259	183	76								
Total Loans and Leases	**$25,039**	**$25,216**	**($176)**								

Note: Wtd. Avg. Rate excludes accretion of net deferred loan fees and net loan purchase discounts.

1. Venture lending includes technology and life science lending.

BANC OF CALIFORNIA

First Quarter 2026 Earnings | 13

Loan Activity
Consistent, strong loan production

HIGHLIGHTS

- Strong 1Q26 loan production was broad based and driving remixing of balance sheet
- Elevated paydowns in 1Q26 driven by seasonal warehouse activity
- 1Q26 rate on new production and total loan yield declined QoQ due to impact of rate cuts



Rate on Production(1)
Total Loan Yield
7.20%
7.29%
7.08%
6.83%
6.65%
5.90%
5.93%
6.05%
5.83%
5.74%
($ in millions)
$1,197
$2,294
$1,931
$1,063
$867
$997
$2,459
$1,816
$990
$826
$893
$2,068
$2,186
$1,040
$1,147
$1,696
$2,730
$1,789
$878
$911
$808
$2,119
$2,280
$837
$1,443
1Q25
2Q25
3Q25
4Q25
1Q26
Unfunded New Commitments
Loan Production and Disbursements
Payoffs
Paydowns

($ in millions)	Loans Beginning Balance	Total Production/ Disbursements	Total Payoffs/ Paydowns	Net Change	Other Change(2)	Loans Ending Balance	Total Loan Yield	Rate on Production	C&I Utilization Rate
1Q26	$25,033	$2,119	$2,280	(162)	(91)	24,780	5.74%	6.65%	67.3%
4Q25	24,111	2,730	1,789	941	(19)	25,033	5.83%	6.83%	66.6%
3Q25	24,246	2,068	2,186	(118)	(17)	24,111	6.05%	7.08%	66.1%
2Q25	24,127	2,459	1,816	643	(524)	24,246	5.93%	7.29%	64.8%
1Q25	23,782	2,294	1,931	364	(19)	24,127	5.90%	7.20%	63.6%

1. Rate on production is rate on new loans funded in respective quarter.
2. Includes charge-offs, transfers to foreclosed assets, loan sales, and transfers to HFS.

BANC OF CALIFORNIA

First Quarter 2026 Earnings | 14

Loan Activity by Segment

Broad-based production drives portfolio remixing as lower yielding loans payoff

Loan Segment ($ in millions)	1Q26 Balances	1Q26 Production + Disbursements	1Q26 Payoffs + Paydowns	1Q26 Wtd. Avg Rate	4Q25 Balances	4Q25 Production + Disbursements	4Q25 Payoffs + Paydowns	4Q25 Wtd. Avg Rate	1Q25 Balances	1Q25 Production + Disbursements	1Q25 Payoffs + Paydowns	1Q25 Wtd. Avg Rate
Multifamily	$5,955	$34	($189)	4.2%	$6,089	$27	($161)	4.2%	$6,216	$175	($96)	4.2%
Other CRE	3,444	57	(320)	5.3%	3,648	112	(125)	5.3%	3,859	45	(139)	5.4%
Real Estate Construction	1,892	165	(131)	5.9%	1,948	157	(246)	5.9%	2,861	174	(367)	6.2%
Residential / Consumer	3,529	234	(106)	4.6%	3,403	341	(113)	4.5%	2,781	218	(212)	3.8%
C&I	1,886	406	(262)	6.3%	1,854	380	(249)	6.3%	1,884	441	(379)	6.8%
Warehouse	1,805	264	(559)	6.7%	2,100	521	(191)	6.8%	1,601	342	(214)	7.4%
Venture Lending [1]	965	129	(67)	7.0%	902	138	(95)	7.1%	777	81	(90)	7.8%
Fund Finance	1,358	470	(432)	6.5%	1,320	662	(390)	6.5%	956	466	(257)	7.4%
SBA	730	18	(30)	6.9%	743	50	(27)	6.9%	715	29	(21)	6.6%
Lender Finance	1,865	288	(60)	6.9%	1,602	209	(42)	7.0%	931	283	(59)	7.9%
Equipment Lending	666	52	(60)	6.0%	675	130	(88)	6.0%	626	37	(33)	5.9%
Core Loan Portfolio	**$24,095**	**$2,116**	**($2,216)**	**5.5%**	**$24,284**	**$2,727**	**($1,728)**	**5.5%**	**$23,208**	**$2,291**	**($1,868)**	**5.6%**
Premium Finance	$408	$2	($41)	3.3%	$448	$2	($19)	3.4%	$518	$2	($31)	3.4%
Student	250	0	(11)	4.3%	262	0	(13)	4.3%	298	0	(12)	4.3%
Civic	27	0	(12)	7.2%	39	1	(29)	7.2%	103	1	(20)	7.0%
Discontinued Areas	**$685**	**$2**	**($64)**	**3.8%**	**$749**	**$3**	**($61)**	**3.9%**	**$918**	**$4**	**($63)**	**4.1%**
Total Loans and Leases HFI	**$24,780**	**$2,119**	**($2,280)**	**5.4%**	**$25,033**	**$2,730**	**($1,789)**	**5.4%**	**$24,127**	**$2,294**	**($1,931)**	**5.5%**

HIGHLIGHTS

- 1Q26 loan production was strong and broad based across all categories. Warehouse, Fund Finance and Other CRE had higher payoffs and paydowns in the quarter
- Steady and continued remixing of the portfolio from lower rate CRE loans originated pre-merger toward higher rate C&I loan categories
- Loan portfolio rates have held steady despite declining rate environment from 1Q25 to 1Q26, due to portfolio remixing, which has protected margin
- CRE concentration continues to moderate downward, with CRE concentration ratio down to 287% in 1Q26 from 318% at 1Q25
- Margin benefit of portfolio remixing expected to continue (see slide 16 for maturity / repricing schedule)

Note: Wtd. Avg. Rate excludes accretion of net deferred loan fees and net loan purchase discounts.

1. Venture lending includes technology and life science lending.

BANC OF CALIFORNIA

First Quarter 2026 Earnings | 15

Loan Maturity and Repricing Summary

20% of fixed rate & hybrid loans will reprice / reset within one year at higher rates

54% or ~$3.2B of low yielding multifamily loans will reprice or mature in next 2.5 years

HIGHLIGHTS

- Total fixed rate and hybrid loans that are maturing/repricing by year-end have a WAC of 4.7%, significantly below 1Q26 rate on new production of 6.65%
- ~$0.9B of hybrid multifamily loans maturing/repricing within 1 year have a WAC of 4.3%, offering strong repricing upside
- Short-term variable loans represent 38% of total loans, down from 39% at 4Q25

Loan Composition

1Q26



Fixed
ST Variable
Hybrid+LT Variable
WAC: 4.6%
20%
42%
WAC: 4.7%
38%
WAC: 6.7%

Total Fixed Rate and Hybrid Loans – Maturities / Repricing

Total fixed rate and hybrid loans: $13.6B



Fixed Rate(1)
Hybrid
$2.8B
$1.6
$1.2
$2.0B
$1.1
$0.9
$1.5B
$0.7
$0.8
$7.3B
$6.6
$0.7
<= 1 Year
1-2 Years
2-3 Years
> 3 Years

	<= 1 Year	1-2 Years	2-3 Years	> 3 Years
WAC:	4.6%	4.4%	4.5%	4.5%

Multifamily Loans – Maturities / Repricing

Total multifamily loans: $5.9B



Fixed Rate Maturity(1)
Hybrid & Variable Rate Reset
$1.7B
$1.4
$0.3
$1.1B
$0.6
$0.5
$0.9B
$0.8
$0.1
$2.3B
$0.7
$1.6
<= 1 Year
1-2 Years
2-3 Years
> 3 Years

	<= 1 Year	1-2 Years	2-3 Years	> 3 Years
Hybrid & Variable Rate:	5.1%	4.1%	3.7%	3.8%
Fixed Rate:	3.7%	4.1%	5.1%	4.1%

Note: Long Term ("LT") Variable: Loans that reset or mature beyond one year. Weighted Average Coupon ("WAC"): Weighted average of the contractual interest rate.

1. Balances include maturities only and do not include scheduled amortization and prepayment expectations.

BANC OF CALIFORNIA
First Quarter 2026 Earnings | 16

NDFI Lending Exposure
Diversified NDFI exposure with history of minimal losses

HIGHLIGHTS

- Long history of strong asset quality performance with almost no delinquencies, NPLs or classified loans
- Only three charge-offs over the last 10 years including one that resulted in nearly full recovery
- Careful client screening focuses on established operators with extensive, stable performance history
- In-house audit team conducts anti-fraud measures including monthly testing of underlying collateral, cash collections and payments history and periodic mortgage title checks
- Majority of loans are handled by the bank alone. Partner banks limited to banks with fraud, audit and control frameworks aligned with our rigorous standards

NDFI Lending Exposure

Loan Type ($ in millions)	1Q26 Loan Balance	1Q26 % of Total Loans HFI	1Q26 NPL % of Total Loans HFI	1Q26 DQ % of Total Loans HFI	1Q26 Classified % of Total Loans HFI	10-Year Historical NCO Rate[1]
Mortgage Warehouse	$1,805	7.3%	0.00%	0.00%	0.00%	0.053%
Fund Finance	1,358	5.5%	0.00%	0.00%	0.00%	0.000%
Consumer Credit	916	3.7%	0.00%	0.00%	0.00%	0.000%
Other Mortgage Credit	488	2.0%	0.00%	0.00%	0.00%	0.022%
Business Credit	422	1.7%	0.00%	0.00%	0.00%	0.000%
Other NDFI	70	0.3%	0.00%	0.00%	0.00%	0.000%
Total NDFI Portfolio HFI	**$5,059**	**20.4%**	**0.00%**	**0.00%**	**0.00%**	**0.019%**
Total Core Loan Portfolio HFI	**$24,095**	**97.2%**	**0.71%**	**1.37%**	**3.44%**	
Total Loans and Leases HFI	**$24,780**	**100.0%**	**0.75%**	**1.39%**	**3.40%**	

- Business Credit, Consumer Credit, and Other Mortgage Credit are primarily within our Lender Finance business

Note: Asset quality metrics are based on loans and leases HFI. Mortgage Warehouse includes warehouse lines to mortgage originators, Fund Finance includes capital call facilities, Consumer Credit includes auto and consumer lending, Other Mortgage Credit includes mortgage rediscount lending and Business Credit includes small business lending.

1. 10-year historical NCO rate represents average quarterly net loss rate annualized over the last 10 years.

BANC OF CALIFORNIA

First Quarter 2026 Earnings | 17

Credit migration in 1Q26 was concentrated in a limited number of relationships ❖ We are appropriately reserved for the credit migration in the first quarter ❖ Delinquent loans increased $144mm QoQ, driven by two loans that are expected to become current before quarter end ❖ Special mention and classified inflows were driven by loans to two longstanding relationships; loans supported by credit enhancements, guarantees, and low LTVs ❖ Remaining HFS CRE sale process remains on track Special Mention Loans ($mm) Delinquent Loans ($mm) Classified Loans ($mm) $311.3 $320.1 $275.3 $281.9 $276.6 $466.5 $21.6 1Q25 $175.1 $465.7 $15.8 2Q25 $255.3 $478.9 $29.3 3Q25 $257.4 $520.1 $22.8 4Q25 $245.7 $583.1 $14.0 1Q26 $764.7 $656.6 $763.6 $800.3 $842.8 3.17% 2.71% 3.17% 3.20% 3.40% Classified Loans/Leases to Loans/Leases HFI CRE Loans (excluding MF and Construction) Other Core Loans(1) Discontinued Loans 0.83% 0.62% 0.67% 0.80% 1.39% Delinquent Loans to Loans/Leases HFI 1. Reference Page 13 for Core Loan Portfolio. Other Core Loans comprises Core Loan Portfolio less CRE loans (excluding MF and Construction). HIGHLIGHTS Nonperforming Loans ($mm) $90.8 $101.4 $21.3 1Q25 $55.7 $96.4 $15.4 2Q25 $56.2 $89.4 $28.9 3Q25 $53.1 $83.2 $22.8 4Q25 $48.4 $123.4 $14.0 1Q26 $213.5 $167.5 $174.5 $159.2 $185.7 CRE Loans (excluding MF and Construction) Other Core Loans(1) Discontinued Loans 0.88% 0.69% 0.72% 0.64% 0.75% $297.8 $633.0 $6.2 1Q25 $201.0 $454.5 $6.1 2Q25 $108.3 $392.0 $5.7 3Q25 $125.0 $328.5 $5.2 4Q25 $117.5 $566.1 $5.0 1Q26 $937.0 $661.6 $506.0 $458.7 $688.7 CRE Loans (excluding MF and Construction) Other Core Loans(1) Discontinued Loans 3.88% 2.73% 2.10% 1.83% 2.78% Special Mention Loans/Leases to Loans/Leases HFI NPLs to Loans/Leases HFI $78.9 $84.8 $36.9 1Q25 $42.7 $90.5 $16.2 2Q25 $46.3 $77.7 $37.4 3Q25 $40.9 $138.2 $21.8 4Q25 $35.4 $295.1 $14.6 1Q26 $200.6 $149.5 $161.4 $201.0 $345.1 CRE Loans (excluding MF and Construction) Other Core Loans(1) Discontinued Loans Asset Quality Ratios and Trends First Quarter 2026 Earnings | 18 We remained proactive in managing credit, while continuing to deliver positive earnings momentum

Allowance for Credit Losses - Loans
Maintained ACL coverage ratio at 1.12%

HIGHLIGHTS

- ACL decreased $4.0mm reflecting:
  - Net charge-offs of $13.8mm primarily driven by two loans
    - Hotel property which migrated to NPL in 1Q25
    - Office loan balance adjusted to updated appraisal; loan remains current and performing
  - Provision of $9.8mm reflects updates to risk ratings
- Economic coverage ratio[(1)] stable at 1.60%

ACL / Total Loans ($mm)



1.66%
1.61%
1.65%
1.62%
1.60%
1.10%
1.07%
1.12%
1.12%
1.12%
$264.6
$258.6
$270.7
$280.5
$276.5
1Q25
2Q25
3Q25
4Q25
1Q26
ACL
ACL / Total Loans HFI
Economic Coverage Ratio(1)

1Q26 ACL walk
($ in millions)



Economic coverage ratio(1)
1.60%
$280.5
($13.8)
$9.8
$276.5
1.12%
1.12%
ACL 4Q25
Net Charge-offs
Provision for Loans HFI
ACL 1Q26

1Q26 Net Charge-offs (Recoveries) detail

Net Charge-offs (Recoveries) ($ in millions)	Charge-offs	Recoveries	Net Charge-offs (Recoveries)	% of Total Loans (annualized)
Civic Loans	$0.2	($0.1)	$0.1	0.00%
Commercial Loans	1.7	(1.3)	0.4	0.01%
Real Estate Mortgage	5.2	(0.7)	4.4	0.07%
Real Estate Construction	8.1	-	8.1	0.13%
Consumer Loans: Student Loans	0.9	(0.1)	0.8	0.01%
Consumer Loans: excluding Student Loans	-	(0.1)	(0.1)	0.00%
Total	**$16.1**	**($2.3)**	**$13.8**	**0.23%**

1. Economic coverage ratio adjusts our ACL coverage ratio to include the loss coverage from credit-linked notes and unearned credit marks from purchase accounting. Denotes a non-GAAP financial measure, see "Non-GAAP Reconciliation" slides in Appendix.

BANC OF CALIFORNIA

First Quarter 2026 Earnings | 19

Adjusted Allowance for Credit Losses Ratios

Adjusted ACL ratio(1) is significantly higher when adjusting for lower loss loan categories

1Q26 Adjusted ACL Ratio(1)


1.12%
1.27%
1.38%
1.61%
ACL Ratio
+ Adj. ACL Ratio Excluding Single Family Residential Loans
+ Adj. ACL Ratio Excluding SFR Mortgage & Warehouse Loans
+ Adj. ACL Ratio Excluding SFR Mort., Warehouse, Fund Finance and Lender Finance Loans

Composition of Lower Loss Loan Categories

Lower Loss Loan Categories ($ in millions)	1Q26	4Q25	1Q25
Residential	$3,431	$3,307	$2,684
Warehouse	1,805	2,100	1,601
Fund Finance	1,358	1,320	956
Lender Finance	1,865	1,602	931
Total Lower Loss Loans	**$8,459**	**$8,330**	**$6,172**
Total Loans and Leases HFI	**$24,780**	**$25,033**	**$24,127**
Lower Loss Loans / Total Loans and Leases HFI	**34.1%**	**33.3%**	**25.6%**

HIGHLIGHTS

- Recent loan growth is in segments with relatively low expected credit losses including lender finance, SFR and fund finance
- Adjusted ACL Ratio(1) at 1.61%; Economic Coverage Ratio(1) at 1.60%, which includes $105.0mm of loss coverage from credit-linked notes on SFR
- Lower loss loan categories as a percent of total loans relatively stable QoQ

1. Adjusted ACL Ratio is adjusted for lower loss loan categories. Economic Coverage Ratio is adjusted for the impact of credit-linked notes and unearned credit mark from purchase accounting. Denotes a non-GAAP financial measure, see "Non-GAAP Reconciliation" slides in Appendix.

BANC OF CALIFORNIA
First Quarter 2026 Earnings | 20

Investment Securities Portfolio

Deployed liquidity to grow securities portfolio by 4% QoQ

HIGHLIGHTS

- Average securities yield increased 17 bps QoQ from purchase of higher-yielding securities and special dividend received on FHLB stock of $1.3mm
- Unrealized pre-tax loss on AFS securities of $201mm, up $9mm QoQ driven primarily by an increase in interest rates
- Of the AFS securities portfolio, 81% is fixed rate, 12% is floating rate, and 7% is hybrid rate
- 1Q26 new investment yield of 4.7%
- 11% of AFS securities portfolio will contractually pay down and reprice within 1 year and 23% within three years
- 76% of total securities are AAA rated and 18% are AA rated

Security Type[(1)] ($ in millions)	1Q26	4Q25	Variance	Yield 1Q26	Duration (yrs) 1Q26	Unrealized Loss 1Q26	Unrealized Loss 4Q25
AFS - Gov't & Agency	$1,970	$1,760	$210	3.89%	4.7	($160)	($151)
AFS - CLO's	200	201	(0)	5.40%	0.0	0	0
AFS - Corporate Bonds	233	242	(10)	5.85%	0.9	(14)	(15)
AFS - Non-Agency Securitizations	254	252	3	3.90%	3.9	(27)	(26)
AFS[(2)]	**$2,657**	**$2,455**	**$202**	**4.18%**	**4.0**	**($201)**	**($192)**
HTM - Gov't & Agency	643	640	2	1.84%	4.9	(31)	(28)
HTM - Corporate Bonds	71	71	0	4.76%	3.8	(7)	(6)
HTM - Municipal Bonds	1,239	1,238	1	2.13%	7.6	(35)	(19)
HTM - Non-Agency Securitizations	362	360	1	2.40%	4.6	(13)	(10)
HTM[(3)]	**$2,314**	**$2,309**	**$5**	**2.16%**	**6.2**	**($87)**	**($62)**
Total AFS + HTM Securities	**$4,971**	**$4,764**	**$207**	**3.38%**	**5.0**	**($287)**	**($254)**

Average Total Securities Portfolio Balance & Total Yield[(4)]



3.24%
3.20%
3.18%
3.21%
3.38%
$4.7
$4.7
$4.8
$4.9
$5.0
1Q25
2Q25
3Q25
4Q25
1Q26
Average Balance ($ in billions)
Yield

1. Excludes FRB and FHLB stock.
2. AFS securities reflected at fair value; excludes $0.8mm loss reserve.
3. HTM securities reflected at amortized cost; excludes $0.7mm loss reserve.
4. Total securities yield of 3.38% and average securities portfolio balance includes FRB and FHLB stock. Total securities yield is calculated using average fair values for the quarter.

BANC OF CALIFORNIA

First Quarter 2026 Earnings | 21

10.45% 10.01% 10.18% 4Q25 1Q261Q25 8.02% 7.90% 7.97% 1Q25 4Q25 1Q26 CET 1 Ratio TCE Ratio(1) Note: 1Q26 regulatory capital ratios are preliminary. 1. Denotes a non-GAAP financial measure; see “Non-GAAP Reconciliation” slides in Appendix. Healthy capital levels and continued growth in TBVPS Capital First Quarter 2026 Earnings | 22 1Q26 4Q25 1Q25 Regulatory Well- Capitalized Excess of Well- Capitalized Consolidated Company Total Risk-Based Ratio 16.55% 16.31% 16.93% 10.00% 6.55% Tier 1 Risk-Based Capital 12.54% 12.34% 12.86% 8.00% 4.54% CET 1 Ratio 10.18% 10.01% 10.45% 6.50% 3.68% Leverage Ratio 9.97% 9.99% 10.19% 5.00% 4.97% TCE Ratio (1) 7.97% 7.90% 8.02% NA NA TBVPS (1) $17.77 $17.51 $16.12 NA NA

Interest Rate Sensitivity

IRR position remains largely neutral for NII sensitivity

Ongoing balance sheet remixing will support further net interest income expansion, across all rate environments

HIGHLIGHTS

- Gap between short-term ("ST") liabilities and assets of $5.6B in 1Q26 compared to $5.2B at 4Q25
- When adjusted for deposit repricing betas, net interest income sensitivity is relatively neutral
- We have the potential to outperform our modeled deposit betas in both up and down rate scenarios dependent on economic conditions
- The impact of ECR costs on rate-sensitive deposits of $3.8B shifts this neutral interest rate sensitivity to liability sensitive for total earnings

1Q26 IRR position – NII impact ($B)



$15.2
Asset / liability gap of ($5.6B) is largely neutral to NII when adjusting for deposit repricing betas
$20.8
ST Assets
ST Liabilities
Cash / ST Investments / ST Loans
Variable Deposits / ST CDs / ST Borrowings

1Q26 IRR position – Total Earnings ($B)



$15.2
ECR costs on deposits when adjusted for repricing betas shifts IRR position to liability sensitive with a repricing gap at ($2.5B)
$17.7
ST Assets
ST Liabilities (Beta & ECR Adjusted)
Cash / ST Investments / ST Loans
Variable Deposits / ST CDs / ST Borrowings

Note: Short Term ("ST"): Assets and liabilities expected to mature, reprice, or settle within one year. Rate sensitive defined as assets or liabilities that are repricing or maturing within one year.

BANC OF CALIFORNIA

First Quarter 2026 Earnings | 23

2026 Outlook Key Factors Loans Deposits Pre-Tax Pre- Provision Income Noninterest expense Capital ❖ Full year growth of 20%-25% YoY ❖ Assumes no rate cuts in 2026 ❖ Continued NII growth and NIM expansion to drive positive operating leverage ❖ Full year growth of 3.0%-3.5% YoY ❖ Target adj. efficiency ratio of mid-50% ❖ May be impacted by HOA balance growth and/or further rate cuts ❖ ROAA ~1.1%+ ❖ ROTCE ~13%+ ❖ Continue to make consistent, meaningful progress toward goals ❖ Timing depends on continued execution of core strategy combined with macroeconomic environment ❖ Target mid single digit growth ❖ Driven by growth in commercial loans ❖ Dependent on economic conditions ❖ Target mid single digit growth ❖ Broad based growth across our businesses 2026 Outlook Outlook ❖ Target CET1 ratio of 10%+ ❖ Strategically deploy capital based on opportunities First Quarter 2026 Earnings | 24 FY 2026 Outlook remains unchanged from prior guidance Future state financial targets remain unchanged

Supplemental Information

Note: Common shares outstanding as of March 31, 2026 are 154,262,045. 1. Represents VWAP of shares repurchased. 2. Common shares outstanding are as of March 17, 2025 for 1Q25, March 31, 2025 for 2Q25, June 30, 2025 for 3Q25, September 30, 2025 for 4Q25 and December 31, 2025 for 1Q26. Total is based on share count from commencement of share repurchase program as of March 17, 2025. Delivering shareholder value through share repurchases Share repurchases First Quarter 2026 Earnings | 26 Share Repurchase Activity 1Q25 2Q25 3Q25 4Q25 1Q26 Total Repurchase Amount $38,545,698 $111,454,299 $35,498,391 - $31,942,722 $217,441,110 Price Per Share(1) $14.36 $12.65 $16.48 - $18.68 $14.16 Number of Shares Repurchased 2,684,823 8,809,814 2,153,792 - 1,709,935 15,358,364 Common Shares Outstanding(2) 169,083,588 166,403,086 157,467,137 155,522,693 155,533,403 169,083,588 % of Shares Repurchased 1.6% 5.3% 1.4% 0.0% 1.1% 9.1%

CRE Portfolio

High quality CRE portfolio has low weighted-average LTV and strong debt-service coverage ratio (DSCR)

HIGHLIGHTS

- 75% of total CRE portfolio located in California
- Total CRE has a low weighted average LTV of 59%
- Other Property Types includes mobile homes, gas stations, special use, schools, places of worship and restaurants

Total CRE is well diversified across multiple industries

Property Type ($ in millions)	Count	1Q26	4Q25	1Q26 % of Total CRE	1Q26 % of Total Loans HFI	Avg Loan Size	WA LTV[1]	DSCR	NPL %	NPL $
Multifamily	1,238	$5,955	$6,089	53%	24%	$4.8	59%	1.32	0.22%	$13.2
Real Estate Construction	184	1,892	1,948	17%	8%	10.3	70%	-	0.00%	0.0
Other CRE	952	3,444	3,648	31%	14%	3.6	53%	2.04	1.40%	48.4
Office	192	855	853	8%	3%	4.5	61%	2.44	1.94%	16.6
Industrial / Warehouse	314	760	755	7%	3%	2.4	47%	2.06	0.10%	0.7
Retail	176	580	555	5%	2%	3.3	52%	1.61	0.07%	0.4
Hotel	29	333	390	3%	1%	11.5	52%	1.90	7.46%	24.8
Self Storage	39	235	216	2%	1%	6.0	55%	1.49	0.00%	0.0
Mixed Use	35	208	213	2%	1%	6.0	52%	1.65	0.00%	0.0
Health Facility	28	181	207	2%	1%	6.5	58%	2.45	3.12%	5.7
Other Property Types	139	293	460	3%	1%	2.1	48%	2.34	0.04%	0.1
Total CRE	**2,374**	**$11,292**	**$11,685**	**100%**	**46%**	**$4.8**	**59%**	**1.58**	**0.55%**	**$61.6**

Other CRE as % of Total CRE



Office
Industrial
Retail
Hotel
Self Storage
Health Facility
Mixed Use
Other
7.6%
6.7%
5.1%
2.9%
2.1%
1.6%
1.8%
2.6%

- Total CRE comprises 46% of total loans HFI and Other CRE comprises 14% of total loans HFI
- 82% of office collateral located in California, 12% in Colorado and 6% in other states
- Multifamily has a low average LTV and a strong DSCR coverage ratio of 1.3x

Note: CRE excludes government guaranteed CRE collateralized SBA loans.

1. Represents most recent appraisal or weighted-average LTV at origination.

BANC OF CALIFORNIA

First Quarter 2026 Earnings | 27

Noninterest Expense Detail ($mm) $27.8 $7.3 $62.2 $86.4 1Q25 $26.6 $9.4 $61.5 $88.4 2Q25 $26.2 $9.0 $61.6 $88.9 3Q25 $24.9 $7.1 $62.8 $85.9 4Q25 $23.7 $6.8 $59.8 $91.1 1Q26 $183.7 $185.9 $185.7 $180.6 $181.4 Compensation expense Other operating expenses Insurance and assessments Customer related expense Customer Related Expense ($mm) $23.6 $4.1 1Q25 $21.9 $4.7 2Q25 $21.7 $4.6 3Q25 $20.7 $4.1 4Q25 $19.8 $3.9 1Q26 $27.8 $26.6 $26.2 $24.9 $23.7 ECR Expense Other(1) 1. Other customer related expense includes deposit referral fees, armored car services, check printing expenses, and other miscellaneous expenses. ECR expenses declined QoQ due to impact of rate cuts 1Q25 2Q25 3Q25 4Q25 1Q26 $3,739 $3,728 $3,708 $3,697 $3,891 Average HOA Deposits ($mm) Customer Related Expense First Quarter 2026 Earnings | 28 HIGHLIGHTS ❖ Substantially all HOA deposits have ECR expenses ❖ Average HOA balances increased due to seasonality and business growth ❖ Total HOA deposit costs are 2.78% consisting of ECR expenses of 207 bps and deposit rate costs (through NIM) of 71 bps ❖ ECR indexed to Fed Funds rate with every 25 bps change corresponding to ~$6mm of annual ECR expense

Expect total project and investment spend of ~$19mm in 2026, with ~$7mm of planned expense in 2026 Project investment composition Revenue enhancing projects Back office and support projects Projects and Investments Note: Total project and investment spend includes costs that are both capitalized and expensed. First Quarter 2026 Earnings | 29 20% 80% Revenue Enhancing Back Office and Support Projects $3.7mm $14.9mm 19% 53% 28% Infrastructure Optimization/Scalability Regulatory/Compliance $7.9mm $4.1mm $2.9mm11% 8% 81% Sales Enablement Payments Business Specific $0.3mm $3.0mm $0.4mm

❖Uninsured and uncollateralized deposits of $7.8B, which represents ~28% of total deposits ❖Total primary and secondary liquidity was 1.8x uninsured and uncollateralized deposits Maintaining high levels of primary and secondary liquidity 1. Cash and cash equivalents figure presented as Bank only, excludes restricted cash. 2. Net of 7.1% haircut as of March 31, 2026. ($ in millions) 1Q26 Current Availability Utilization Capacity Primary Liquidity Cash and cash equivalents $2,046 AFS Securities (unpledged) 2,464 Total Primary Liquidity 4,510 Total Secondary Liquidity 9,721 2,476 12,197 Total Primary + Secondary Liquidity $14,231 Definitions Secondary Liquidity: Net available borrowing capacity with the FHLB and FRB. Primary liquidity: Cash and cash equivalents (excluding restricted cash) and the market value of unencumbered Available-For-Sale (“AFS”) securities, net of a haircut. These assets are (i) unencumbered, (ii) readily available for use, and (iii) can be readily sold or pledged under normal operating conditions and under a range of stress conditions. (1) (2) Liquidity First Quarter 2026 Earnings | 30 HIGHLIGHTS

Experienced Management Team with Track Record of Success at Leading Institutions



Jared Wolff

Chairman and Chief Executive Officer

30+ years of banking and law. Previously held senior executive positions with City National Bank (RBC) and PacWest Bancorp



Joe Kauder

Chief Financial Officer

30+ years of banking experience, previously served as EVP, CFO Wells Fargo Wholesale Banking



Chris Blake

Vice Chairman of the Bank

40+ years of banking experience, previously served as President & CEO, Community Bank Division, for PacWest Bancorp



Bryan Corsini

Chief Credit Officer

35+ years of banking experience, previously served as CCO of PacWest Bancorp and Director of Pacific Western Bank



Ido Dotan

General Counsel and Chief Administrative Officer

20+ years experience in corporate securities, M&A, and structured finance. Previously served as EVP of Carrington Mortgage Holdings



Karen Hon

Chief Accounting Officer & Deputy Chief Financial Officer

20+ years of finance & accounting experience, previously served as Chief Accounting Officer at Silicon Valley Bank



Hamid Hussain

President of the Bank

30+ years of banking experience, previously served as EVP, Real Estate Market Executive for Wells Fargo



Scott Ladd

Chief Credit Officer for Specialty Banking and Credit Operations

25+ years banking and consulting experience, previously served as EVP, Group Head, Portfolio Management at PacWest Bancorp



Olivia Lindsay

Chief Risk Officer

20+ years of experience in regulatory processes and controls, previously spent 15 years at MUFG Union Bank



Sean Lynden

President, Venture Banking Group

30+ years of banking and related experience. Previously served as President of Venture Banking Group for Pacific Western Bank



Bill Rhodes

Chief Internal Audit Officer

25+ years of banking and internal audit experience, previously served as CAE of Coastal Community Bank and Deputy CAE of Silicon Valley Bank



Steve Schwimmer

Chief Information Officer

30+ years of experience in banking technology, previously served as the EVP, Chief Innovation Officer at PacWest Bancorp

BANC OF CALIFORNIA

First Quarter 2026 Earnings | 31

Appendix

Non-GAAP Financial Information Tangible assets, tangible common equity, tangible common equity ratio, tangible book value per common share, adjusted net earnings, adjusted return on average assets (“ROAA”), return on average tangible common equity, adjusted return on average tangible common equity, pre-tax pre-provision (“PTPP”) income, adjusted noninterest expense, efficiency ratio, adjusted efficiency ratio, adjusted ACL ratio, and economic coverage ratio constitute supplemental financial information determined by methods other than in accordance with GAAP. These non-GAAP measures are used by management in its analysis of the Company's performance. Tangible assets is calculated by subtracting goodwill and other intangible assets from total assets. Tangible common equity is calculated by subtracting preferred stock and goodwill and other intangible assets, as applicable, from stockholders’ equity. Return on average tangible common equity is calculated by dividing net earnings available to common stockholders, after adjustment for amortization of intangible assets and goodwill impairment, by average tangible common equity. Adjusted return on average tangible common equity is calculated by dividing adjusted net earnings available to common stockholders, after adjustment for amortization of intangible assets and goodwill impairment, by average tangible common equity. Banking regulators also exclude goodwill and other intangible assets from stockholders' equity when assessing the capital adequacy of a financial institution. Adjusted net earnings is calculated by adjusting net earnings by unusual, one-time items. ROAA is calculated by dividing annualized net earnings by average assets. Adjusted ROAA is calculated by dividing annualized adjusted net earnings by average assets. PTPP income is calculated by adding net interest income and noninterest income (total revenue) and subtracting noninterest expense. Adjusted noninterest expense is calculated by subtracting customer related expenses from noninterest expense. Efficiency ratio is calculated by dividing noninterest expense (less intangible asset amortization and acquisition, integration and reorganization costs) by total revenue (the sum of net interest income and noninterest income, less gain (loss) on sale of securities). Adjusted efficiency ratio is calculated by dividing adjusted noninterest expense (less intangible asset amortization and acquisition, integration and reorganization costs, customer related expenses and any unusual one-item items) by adjusted total revenue (the sum of net interest income and noninterest income, less gain (loss) on sale of securities and customer related expense). Economic coverage ratio is calculated by dividing the allowance for credit losses adjusted for the impact of the credit- linked notes and unearned credit mark from purchase accounting by loans and leases held for investment. Core deposits is calculated as total deposits less brokered CDs and brokered non-maturity deposits. Core loan portfolio is calculated as total loans held for investment less premium finance loans, student loans, and Civic loans. Adjusted ACL ratio is calculated by dividing adjusted ACL for lower loss loan categories by adjusted loans and leases held for investment. Management believes the presentation of these financial measures adjusting the impact of these items provides useful supplemental information that is essential to a proper understanding of the financial results and operating performance of the Company. This disclosure should not be viewed as a substitute for results determined in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies. The following tables on pages 34-43 provide reconciliations of the non-GAAP measures to financial measures defined by GAAP. First Quarter 2026 Earnings | 33

Non-GAAP Reconciliation 1. Tangible common equity divided by tangible assets. 2. Total common equity divided by common shares outstanding. 3. Tangible common equity divided by common shares outstanding. 4. Common shares outstanding include non-voting common stock equivalents that are participating securities. ($ in thousands, except per share data) 1Q26 4Q25 3Q25 2Q25 1Q25 Tangible Common Equity Ratio Total stockholders' equity $3,553,326 $3,541,277 $3,466,739 $3,426,843 $3,521,656 Less: preferred stock 498,516 498,516 498,516 498,516 498,516 Total common equity 3,054,810 3,042,761 2,968,223 2,928,327 3,023,140 Less: goodwill and intangible assets 313,612 319,808 326,444 333,451 340,458 Tangible common equity $2,741,198 $2,722,953 $2,641,779 $2,594,876 $2,682,682 Total assets 34,724,241 34,797,442 34,012,965 34,250,453 33,779,918 Less: goodwill and intangible assets 313,612 319,808 326,444 333,451 340,458 Tangible assets $34,410,629 $34,477,634 $33,686,521 $33,917,002 $33,439,460 Total stockholders' equity to total assets 10.23% 10.18% 10.19% 10.01% 10.43% Tangible common equity ratio(1) 7.97% 7.90% 7.84% 7.65% 8.02% Book value per common share(2) $19.80 $19.56 $19.09 $18.58 $18.17 Tangible book value per common share (TBVPS)(3) $17.77 $17.51 $16.99 $16.46 $16.12 Common shares outstanding(4) 154,262,045 155,533,403 155,522,693 157,647,137 166,403,086 First Quarter 2026 Earnings | 34

Non-GAAP Reconciliation

($ in thousands)	1Q26	4Q25	3Q25	2Q25	1Q25
Return on Average Tangible Common Equity ("ROATCE")					
Net earnings	$71,952	$77,391	$69,629	$28,385	$53,568
Earnings before income taxes					$73,061
Add: Intangible asset amortization					7,160
Adjusted earnings before income used for ROATCE					80,221
Adjusted income tax expense[1]					20,296
Adjustments:					
Intangible asset amortization	6,348	6,788	7,160	7,159	
Tax impact of adjustment above[1]	(1,596)	(1,823)	(1,958)	(1,655)	
Adjustment to net earnings	4,752	4,965	5,202	5,504	
Adjusted net earnings for ROATCE	76,704	82,356	74,831	33,889	59,925
Less: Preferred stock dividends	9,947	9,947	9,947	9,947	9,947
Adjusted net earnings available to common and equivalent stockholders for ROATCE	**$66,757**	**$72,409**	**$64,884**	**$23,942**	**$49,978**
Net earnings	$71,952	$77,391	$69,629	$28,385	$53,568
Earnings before income taxes					$73,061
Add: Intangible asset amortization					7,160
Adjusted earnings before income used for ROATCE					80,221
Adjusted income tax expense[1]					20,296
Adjustments:					
Intangible asset amortization	6,348	6,788	7,160	7,159	
Provision for credit losses related to transfer of loans to held for sale	-	-	-	26,289	
Total adjustments	6,348	6,788	7,160	33,448	
Tax impact of adjustments above[1]	(1,596)	(1,823)	(1,958)	(7,733)	
Income tax related adjustments	-	-	-	9,792	
Adjustment to net earnings	4,752	4,965	5,202	35,507	
Adjusted net earnings for adjusted ROATCE	76,704	82,356	74,831	63,892	59,925
Less: Preferred stock dividends	9,947	9,947	9,947	9,947	9,947
Adjusted net earnings available to common and equivalent stockholders for adjusted ROATCE	**$66,757**	**$72,409**	**$64,884**	**$53,945**	**$49,978**
Average total stockholders' equity	3,548,700	3,494,157	3,437,335	3,430,143	3,524,181
Less: Average goodwill and intangible assets	317,215	323,295	330,277	337,352	344,610
Less: Average preferred stock	498,516	498,516	498,516	498,516	498,516
Average tangible common equity	**$2,732,969**	**$2,672,346**	**$2,608,542**	**$2,594,275**	**$2,681,055**
Return on average equity[2]	8.22%	8.79%	8.04%	3.32%	6.16%
Return on average tangible common equity[3]	9.91%	10.75%	9.87%	3.70%	7.56%
Adjusted return on average tangible common equity[4]	9.91%	10.75%	9.87%	8.34%	7.56%

1. Effective tax rates of 25.14%, 26.86%, 27.34%, 23.12%, and 25.30%, used for the three months ended March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025, and March 31, 2025, respectively.
2. Annualized net earnings divided by average stockholders' equity.
3. Annualized adjusted net earnings available to common and equivalent stockholders for ROATCE divided by average tangible common equity.
4. Annualized adjusted net earnings available to common and equivalent stockholders for adjusted ROATCE divided by average tangible common equity.

BANC OF CALIFORNIA

First Quarter 2026 Earnings | 35

Non-GAAP Reconciliation

($ in thousands, except per share amounts)	1Q26	4Q25	3Q25	2Q25	1Q25
Adjusted Net Earnings					
Net earnings	$71,952	$77,391	$69,629	$28,385	$53,568
Earnings before income taxes					$73,061
Add: FDIC special assessment					-
Adjusted earnings before income taxes					73,061
Adjusted income tax expense(1)					19,493
Adjustments:					
Provision for credit losses related to transfer of loans to held for sale				26,289	
Tax impact of adjustment above(1)				(6,078)	
Income tax related adjustments				9,792	
Adjustment to net earnings				30,003	
Adjusted net earnings	71,952	77,391	69,629	58,388	53,568
Less: Preferred stock dividends	9,947	9,947	9,947	9,947	9,947
Adjusted net earnings available to common and equivalent stockholders	**$62,005**	**$67,444**	**$59,682**	**$48,441**	**$43,621**
Weighted average diluted common shares outstanding	160,832	160,094	159,051	158,462	169,434
Diluted earnings per common share	$0.39	$0.42	$0.38	$0.12	$0.26
Adjusted diluted earnings per common share(2)	$0.39	$0.42	$0.38	$0.31	$0.26
Average total assets	$34,002,701	$33,752,500	$33,831,217	$33,764,149	$33,308,385
Return on average assets ("ROAA")(3)	0.86%	0.91%	0.82%	0.34%	0.65%
Adjusted ROAA(4)	0.86%	0.91%	0.82%	0.69%	0.65%

1. Effective tax rates of 25.14%, 26.86%, 27.34%, 23.12%, and 25.30%, used for the three months ended March 31, 2026, December 31, 2025, September 30, 2025, June 30, 2025, and March 31, 2025, respectively.
2. Adjusted net earnings available to common and equivalent stockholders divided by weighted average common shares outstanding.
3. Annualized net earnings divided by average assets.
4. Annualized adjusted net earnings divided by average assets.

BANC OF CALIFORNIA

First Quarter 2026 Earnings | 36

Non-GAAP Reconciliation First Quarter 2026 Earnings | 37 ($ in thousands) 1Q26 4Q25 3Q25 2Q25 1Q25 PTPP Income Net interest income $251,617 $251,362 $253,444 $240,216 $232,364 Add: Noninterest income 35,328 41,571 34,285 32,633 33,650 Total revenue 286,945 292,933 287,729 272,849 266,014 Less: Noninterest expense (181,391) (180,644) (185,684) (185,869) (183,653) Pre-tax, pre-provision ("PTPP") income $105,554 $112,289 $102,045 $86,980 $82,361

Non-GAAP Reconciliation

($ in thousands)	1Q26	4Q25	3Q25	2Q25	1Q25
Adjusted Efficiency Ratio					
Noninterest expense	$181,391	$180,644	$185,684	$185,869	$183,653
Less: Intangible asset amortization	(6,348)	(6,788)	(7,160)	(7,159)	(7,160)
Less: Acquisition, integration, and reorganization costs	-	-	-	-	-
Noninterest expense used for efficiency ratio	**$175,043**	**$173,856**	**$178,524**	**$178,710**	**$176,493**
Less: Customer related expense	(23,737)	(24,870)	(26,227)	(26,577)	(27,751)
Noninterest expense used for adjusted efficiency ratio	**$151,306**	**$148,986**	**$152,297**	**$152,133**	**$148,742**
Net interest income	$251,617	$251,362	$253,444	$240,216	$232,364
Noninterest income	35,328	41,571	34,285	32,633	33,650
Total Revenue	$286,945	$292,933	$287,729	$272,849	$266,014
Add: Loss on sale of securities	-	-	-	-	-
Total revenue used for efficiency ratio	**$286,945**	**$292,933**	**$287,729**	**$272,849**	**$266,014**
Less: Customer related expense	(23,737)	(24,870)	(26,227)	(26,577)	(27,751)
Total revenue used for adjusted efficiency ratio	**$263,208**	**$268,063**	**$261,502**	**$246,272**	**$238,263**
Noninterest expense to total revenue	63.21%	61.67%	64.53%	68.12%	69.04%
Efficiency ratio[(1)]	61.00%	59.35%	62.05%	65.50%	66.35%
Adjusted efficiency ratio[(2)]	57.49%	55.58%	58.24%	61.77%	62.43%

1. Noninterest expense used for efficiency ratio divided by total revenue used for efficiency ratio.
2. Noninterest expense used for adjusted efficiency ratio divided by total revenue used for adjusted efficiency ratio.

BANC OF CALIFORNIA

First Quarter 2026 Earnings | 38

($ in thousands) 1Q26 4Q25 3Q25 2Q25 1Q25 Noninterest expense $181,391 $180,644 $185,684 $185,869 $183,653 Less: Customer related expense (23,737) (24,870) (26,227) (26,577) (27,751) Adjusted noninterest expense $157,654 $155,774 $159,457 $159,292 $155,902 Average assets $34,002,701 $33,752,500 $33,831,217 $33,764,149 $33,308,385 Noninterest expense to average total assets 2.16% 2.12% 2.18% 2.21% 2.24% Adjusted noninterest expense to average total assets 1.88% 1.83% 1.87% 1.89% 1.90% Adjusted Noninterest Expense to Average Total Assets Non-GAAP Reconciliation First Quarter 2026 Earnings | 39

($ in millions) 1Q26 4Q25 1Q25 Total Deposits $27,322 $27,843 $27,193 Less: Brokered CDs (2,562) (2,433) (1,995) Less: Brokered Non-maturity Deposits (226) (480) (667) Total Core Deposits $24,534 $24,930 $24,531 Core Deposits Non-GAAP Reconciliation First Quarter 2026 Earnings | 40

Non-GAAP Reconciliation ($ in millions) 1Q26 4Q25 Total Loans HFI $24,780 $25,033 Discontinued Area Loans: Less: Premium Finance Loans (408) (448) Less: Student Loans (250) (262) Less: Civic Loans (27) (39) Total Discontinued Area Loans (685) (749) Total Core Loans $24,095 $24,284 Core Loans First Quarter 2026 Earnings | 41

Non-GAAP Reconciliation 1. Unearned credit mark from purchase accounting estimated by using the same pro rata split between the credit and yield marks associated with the non-PCD loans (purchased loans without credit deterioration at the time of the purchase) at the time of the acquisition. 2. Credit-linked notes loss coverage equal to 5% of the unpaid principal balance of the pledged loans. 3. Allowance for credit losses divided by loans and leases held for investment. 4. Adjusted allowance for credit losses divided by loans and leases held for investment. ($ in thousands) 1Q26 4Q25 3Q25 2Q25 1Q25 Allowance for credit losses ("ACL") $276,521 $280,533 $270,722 $258,565 $264,557 Add: Unearned credit mark from purchase accounting (1) 14,315 15,865 17,496 19,199 20,870 Add: Credit-linked notes(2) 104,988 108,413 110,539 112,887 115,188 Adjusted allowance for credit losses $395,824 $404,811 $398,757 $390,651 $400,615 Loans and leases held for investment $24,780,347 $25,032,679 $24,110,642 $24,245,893 $24,126,527 ACL to loans and leases held for investment(3) 1.12% 1.12% 1.12% 1.07% 1.10% Economic coverage ratio(4) 1.60% 1.62% 1.65% 1.61% 1.66% Economic Coverage Ratio First Quarter 2026 Earnings | 42

Non-GAAP Reconciliation 1. Lower loss loan categories include warehouse lending loans, equity fund loans, lender finance loans, and residential mortgage loans. 2. ACL divided by loans and leases held for investment. 3. Adjusted ACL for lower loss loan categories (includes SFR, Warehouse, Fund Finance, and Lender Finance) divided by adjusted loans and leases held for investment. ($ in thousands) 1Q26 Allowance for credit losses ("ACL") $276,521 Less: ACL on lower loss loan categories: ACL on warehouse lending loan portfolio (2,822) ACL on equity fund loan portfolio (426) ACL on lender finance loan portfolio (6,268) ACL on single family residential mortgage loans (4,873) Adjusted ACL for total lower loss loan categories(1) $262,132 Loans and leases held for investment $24,780,347 Less: Lower loss loan categories: Warehouse lending loan portfolio (1,804,612) Equity fund loan portfolio (1,357,740) Lender finance loan portfolio (1,865,118) Single family residential mortgage loans (3,431,033) Adjusted loans and leases held for investment(1) $16,321,844 ACL to loans and leases held for investment(2) 1.12% Adjusted ACL excluding SFR loans 1.27% Adjusted ACL excluding SFR and warehouse loans 1.38% Adjusted ACL for total lower loss loan categories to adjusted loans and leases held for investment(3) 1.61% Adjusted ACL for Lower Loss Loan Categories Ratio First Quarter 2026 Earnings | 43